UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): August 22, 2008

CHINA BAK BATTERY, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-49712	86-0442833
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

BAK Industrial Park, No. 1 BAK Street
Kuichong Town, Longgang District
Shenzhen, 518119
People’s Republic of China

(Address of principal executive offices)

(86-755) 8977-0093
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement.

On August 22, 2008, China BAK Battery, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with certain purchasers (the “Purchasers”) pursuant to which the Company will sell a total of 4,102,564 shares of common stock, par value $0.001 per share (the “Shares”), for an aggregate purchase price of $16,000,000. The Shares are priced at $3.90 per share. The Purchasers will also receive warrants to purchase 4,102,564 Shares at an exercise price of $3.90. The warrants are exercisable for 60 days beginning on the date of the initial issuance of the warrants. The Shares (including the shares issuable upon exercise of the warrants) are to be drawn-down off of a shelf registration statement (the “Registration Statement”) declared effective by the Securities and Exchange Commission (the “SEC”) on July 10, 2008. The form of Securities Purchase Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference. The Form of Warrant issued to the Purchasers is attached hereto as Exhibit 4.1 and incorporated herein by reference. A prospectus supplement related to the offering will be filed with the SEC.

Also, on August 22, 2008, Brean Murray, Carret & Co., LLC. (the “Placement Agent”) entered into a placement agency agreement (the “Placement Agency Agreement”) with the Company in which they agreed to act as placement agent in connection with this offering. In connection with this offering, the Company agreed to pay the Placement Agent a cash fee of $800,000 (5% of the gross proceeds paid to the Company in connection with this offering). Pursuant to an amendment to the Placement Agency Agreement, dated August 25, 2008 (the “Amendment to Placement Agency Agreement”), the Company also agreed to pay the Placement Agent an aggregate commission equal to 5% of the gross proceeds of the exercise of the warrants in the offering. The Placement Agent has no obligation to buy any Shares from the Company.

The Placement Agency Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference. The Amendment to Placement Agency Agreement is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

A copy of the opinion of Thelen Reid Brown Raysman & Steiner LLP, relating to the legality of the shares and warrants is filed as Exhibit 5.1 to this report and is filed with reference to, and is hereby incorporated by reference into the Registration Statement.

Item 8.01 Other Events.

On August 22, 2008, the Company issued a press release announcing the transaction. A copy of this press release has been filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements And Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Form of Warrant

5.1	Opinion of Thelen Reid Brown Raysman & Steiner LLP

10.1	Form of Securities Purchase Agreement

10.2	Placement Agency Agreement between the Registrant and Brean Murray, Carret & Co., LLC, accepted August 22, 2008

10.3	Amendment to Placement Agency Agreement between the Registrant and Brean Murray, Carret & Co., LLC, dated August 22, 2008

99.1	Press Release dated August 22, 2008

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA BAK BATTERY, INC.

By:	/s/ Tony Shen
Tony Shen
Chief Financial Officer and Secretary

Dated: August 25, 2008

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EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Warrant

5.1	Opinion of Thelen Reid Brown Raysman & Steiner LLP

10.1	Form of Securities Purchase Agreement

10.2	Placement Agency Agreement between the Registrant and Brean Murray, Carret & Co., LLC, accepted August 22, 2008

10.3	Amendment to Placement Agency Agreement between the Registrant and Brean Murray, Carret & Co., LLC, dated August 22, 2008

99.1	Press Release dated August 22, 2008